Investor Presentation October 2013 Engineering New Antibiotics and Probiotics Through Synthetic Biology Exhibit 99.1

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Certain statements made in this presentation include forward-looking actions that
Oragenics, Inc. (“Oragenics,” or the “Company”) anticipates based on certain assumptions. These statements are indicated by words such as “expect,”
“anticipate,” “should” and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company’s various reports filed by the Company with the Securities and Exchange Commission.
Safe Harbor Statement

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Introduction
Oragenics Inc. (NYSE MKT:
OGEN,
market cap $83M
1
) is focused on leveragin
g its expertise in lantibiotics and probiotics with Intrexon’s leading synthetic biology platform via two exclusive channel collaborations (ECCs) to develop novel biotherapeutics, including:
1.
Lantibiotics:
a novel class of peptide antibacterial compounds produced by certain bacteria that display broad-spectrum activity against antibiotic-
resistant strains such as Methicillin-resistant Staphylococcus aureus
(MRSA), Vancomycin-resistant Enterococcus
(VRE), Clostridium difficile (C.
diff),
Resistant Tuberculosis and other Gram-positive bacteria
2. Next Generation Probiotics: bacteria-based biotherapeutics for oral cavity, throat, sinus, and esophagus diseases, beginning with Behçet’s disease and aphthous stomatitis
Oragenics also markets proprietary OTC oral care probiotics (ProBiora3
®
)
1 exclusive of shares from the second Intrexon ECC announced October 1, 2013

ORAGENICS

Engineering New Antibiotics and Probiotics Through Synthetic Biology

3 A Platform for Rapidly Engineering Bacterial Systems Inventoried DNA Modules Genetically Modified Bacterial Cell 1. Lantibiotic Production 2. Next Generation Probiotics

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ANTIBIOTIC RESISTANCE THREATS
in the United States, 2013
CDC

Serious Need for New Antibiotics
“We Will Soon Be in a Post-Antibiotic Era”
The Sep. 2013 CDC report making headlines
highlighted the serious threats of antibiotic-
resistant infections and the need for new
antibiotics:
Over 2 million infections and 23,000
deaths each year in the U.S. are caused
by resistant microbes
Over $20 billion in direct healthcare
spending as a result of resistance
infections
Over $35 billion in additional costs due to
lost productivity
“Antibiotic Resistance Threats in the United States, 2013” U.S. Department of Health and Human Services Centers for
Disease Control and Prevention

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

60
50
40
30
20
10
0
% Incidence
1980
1985
1990
1995
2000
MRSA
VRE
FQRP

16
14
12
10
8
6
4
2
0
Approvals
1983-1987
1988-1992
1993-1997
1998-2002
2003-2007
2008-2012

5 Trends Support CDC Concerns Resistance Increases While Approvals Decrease Resistant Bacterial Strains Spread Rapidly Resistant Bacterial Strains Spread Rapidly Total Approved Bacterials - US

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Lantibiotics
A Promising Solution to the Growing Health
Crisis of Antibacterial Resistance
Lantibiotics are a novel class of peptide antibacterial compounds:
•
Naturally-produced by a variety of Gram-positive bacterial strains to attack competing bacterial strains
•
There are more than 50 known lantibiotics, potentially creating a pipeline of new compounds to target resistant infections
•
Historically, their development as commercially-viable products has been limited by technological hurdles
Oragenics is well-positioned to bring lantibiotics to the market:
•
Collaboration with Intrexon, a leader in synthetic biology,
expected to enable the production of lantibiotics at commercial scale
•
Collaboration has already:
Produced a significant increase in production titer yield
Enabled development of robust purification methods compared
to traditional approaches

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

H2N
Phe 1
Lys 2
Ala 3
Trp 4
Dha 5
Leu 6
Ala 7
Abu 8
Pro 9
Gly 10
Ala 11
Ala 12
Arg 13
Dhb 14
Gly 15
Ala 16
Phe 17
Asn 18
Ala 19
Tyr 20
Ala 21
A
B
C
D
S
CH
CH
NH

≅

Lead Lantibiotic Compound MU1140
Initial focus is on MU1140, a lantibiotic shown to be effective against:
•
Methicillin-resistant Staphylococcus aureus (MRSA)
•
Vancomycin-resistant Enterococcus (VRE)
•
Clostridium difficile (C. diff)
•
Resistant Tuberculosis
•
Other Gram positive bacteria
Preliminary preclinical data suggests:
•
Excellent therapeutic index
•
Minimal cytotoxicity in vitro using mouse and human cell lines; minimal immunogenicity
•
Maximum tolerated dose in mice and rats >50 mg/Kg
•
Plasma concentration-time profile declined bi-exponentially with a half life 1.7 hr
•
In vivo efficacy observed in a pilot rat peritonitis model using S. aureus (60xLD50)
•
Synergy with aminoglycosides

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Intrexon collaboration has already produced a significant increase in fermentation titer and is developing a promising new purification process
Matrix of early experiments planned to screen MU1140 (and several analogs/homologs) for determining primary efficacy (e.g. MICs, MTD, primary efficacy in animals, protein binding, etc.)
Fermentation optimization/scale-up purification in progress
IND filing expected by mid-2015*
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Animal studies
Animal studies
Pre-IND FDA
meeting
IND*
Plan for MU1140
First of 50+ Known Lantibiotics
* Current estimate may change depending on FDA pre-IND meeting results

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Synthetic Biology Enables Lantibiotics
Synthetic biology is the application of engineering principles to the design of living organisms and their constituent parts (DNA, proteins, and cells)
We are collaborating with Intrexon, a leading synthetic biology company, for the development and commercialization of lantibiotics for the treatment of infectious diseases in humans and companion animals
Intrexon’s toolset of modular molecular and cellular parts is expected to enable the engineering of specific functionality into cells to allow industrial scale production of lantibiotics

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ORAGENICS + INTREXON

With Intrexon Collaboration
Lantibiotics – For Resistant Bacterial Infections
Bacteria
Cell
Extract genes
responsible for
lantibiotic
production
from native
bacteria…
…insert
genes into
modified
bacteria to
maximize
lantibiotic
production…
…and produce MU1140
and pipeline lantibiotics
via fermentation at
commercial scale.
Lantibiotics
(50+ known)

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Rising Market Demand for Novel
Antibiotic Platforms
$
Market cap:
approx. $83M
Deal size:
approx. $775M total
approx. $10M upfront
Cubist
Market cap:
approx. $4.2B
Validated Technology
Leads to Deals
Commercial
Oragenics
Cubist
Preclinical
Rib-X and Sanofi
Significant valuations for “Single Antibiotic Product” companies –
Oragenics has potential to generate a pipeline of lantibiotics
Cubist/Trius/Optimer
Acquisitions
Deal size:
approx. $818M Trius
approx. $808M Optimer
Cubist Acquisitions
(7/31/13)
Approved/Late Stage

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Next Generation Probiotics
Potential to Revolutionize Probiotics for Oral
Diseases
We are also developing, in collaboration with Intrexon, novel probiotics focusing on the treatment of patients with oral cavity, throat, sinus, and esophageal diseases
Initial indications:
•
Behçet’s disease - a chronic relapsing multi-systemic inflammatory disorder
•
Recurrent aphthous stomatitis (aka canker sores) – painful ulcers; the most common oral mucosal disease known
As with lantibiotics, we expect to genetically manipulate bacteria; in this case beneficial bacteria that are naturally part of the human oral cavity microbiome
The collaboration will focus on genetically-engineered bacterial strains designed to deliver and release therapeutics locally at the site of disease to target pain management, reduce inflammation, and improve patient outcomes

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Lead Probiotic Programs
Behçet’s Disease and Aphthous Stomatitis
Behçet’s disease - a chronic relapsing multi-systemic inflammatory disorder characterized by four major symptoms (oral aphthous ulcers, genital ulcers, skin lesions, and ocular lesions)
Patients suffering from Behçet’s disease are often in constant pain and have difficulty eating
~20,000 patients in the U.S.; similar for Europe
Recurrent aphthous stomatitis (aka canker sores) – painful ulcers;
the most common oral mucosal disease known
There are currently no effective treatments for aphthous
stomatitis
~200,000 patients in the U.S.

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ORAGENICS + INTREXON

Oragenics/Intrexon Solution
GM Probiotics For Oral Health
Bacteria
Cell
…insert genes
responsible for
production of
therapeutics
agent(s)…
…and deliver new
therapeutic bacteria
into the oral cavity to
produce therapeutic
benefits and supplement
the natural oral
microbiome.
Choose the
appropriate
bacterial strain
to engineer…

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Blend of 3 naturally-occurring, non-pathogenic bacteria –
S.oralis, S.uberis,
and S.rattus – is available without prescription and taken daily
“Good” probiotic bacteria in ProBiora3
®
compete for binding sites and
nutrients with “harmful” bacteria
ProBiora3
®
bacteria also release hydrogen peroxide to reduce population of pathogens in mouth
Poor oral health linked to serious health problems, including heart disease and diabetes; Total consumer oral care market expected to reach $10.9 billion by
2014
1
Also marketed for companion animals
ProBiora3 ® - OTC Product
First and Only Patented Probiotic Technology for
Oral Care
1
‘The US Market for Oral Care Products (2009)’, published by Packaged Facts

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Significant Accomplishments in
Last Year
Novel Antibiotics (Lantibiotics)
Significantly increased yield of MU1140 making commercialization a realistic goal
Identified two new potentially viable purification methods for commercially producing MU1140
Progress toward a genetically modified bacteria capable of higher yields of MU1140 and potentially analogs
Next Generation Probiotics
Completed ECC with Intrexon – announced October 1, 2013
Intrexon purchased $3.9M of OGEN shares, with net proceeds to support initial efforts in this new area

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Upcoming Milestones
Novel Antibiotics (Lantibiotics)
Production of new lantibiotic analogs using genetically - modified bacteria – 1H ‘14
Animal study results on MU1140/analog – 2H ‘13
Announcement of results from pre-IND meeting with FDA - Mid ’14
Next Generation Probiotics (Preliminary Timelines)
Generation of next bacterial prototypes – 2H ‘14
GM probiotics producing cytokine therapeutics – Mid ‘15
Proof-of-concept of a GM probiotic to be used for therapeutic purposes in animals –
2H ‘15
OTC Probiotics
Results from Indiana University clinical trial announced – 1H ‘14
Publication of clinical study in children – 1H ‘14

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Experienced Management Team
John N. Bonfiglio, Ph.D., President, CEO & Director
30 years of management and pharmaceutical experience
Prior CEO Argos Therapeutics, CEO Immune Response, CEO Peregrine Pharmaceuticals, COO Cypress Bio
Senior Management positions at Allergan Pharmaceuticals and Baxter Healthcare
MS and PhD in Chemistry, University of California, MBA Pepperdine University
Mike Sullivan, CFO
Has held Senior-level financial positions for both publicly and privately held businesses
Significant experience in product licensing and IP issues
Strong background in both domestic and international retail operations
Florida Certified Public Accountant, ex Big 4. MBA from The Florida State University
Dr. Martin Handfield, VP of Research & Development
Former Tenured Associate Professor, College of Dentistry at The University of Florida
Over 14 years experience with Oragenics
Expert in biomarkers and research surrounding antimicrobials
Over 40 publications and 6 patents

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

NYSE MKT: OGEN
Share price
(as of 10/9/13)
: $3.00
Market cap
(as of 10/9/13)
: $83M*
Shares outstanding
(as of 6/30/13)
: 27.5M*
Cash
(as of 6/30/13)
: $6.4M*
Debt
(as of 6/30/13)
: $142,000*
Warrants and Options
(as of 6/30/13)
: 2.7M warrants and 670,000 options
outstanding
Corporate Summary
*exclusive of shares, cash and promissory note from the second Intrexon ECC announced October 1, 2013